                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      -------------------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 17, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                             BioSphere Medical, Inc.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


         Delaware                       0-23678                  04-3216867
----------------------------           ------------          ------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)



             111 Locke Drive, Marlborough, MA                   01752
         ---------------------------------------------------------------
         (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (508) 357-7500
                                                           --------------

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS

     On May 17, 1999, BioSphere Medical, Inc. (f/k/a BioSepra Inc.) ("BioSphere") announced that it had closed a transaction for the sale of certain assets to Life Technologies, Inc., a Delaware corporation ("Life Technologies"), pursuant to an Asset Purchase Agreement between Life Technologies and BioSphere, dated April 14, 1999 (the "Sale"). BioSphere sold to Life Technologies substantially all of BioSphere's assets and business (including any business conducted through subsidiaries) other than the assets and business of BioSphere and its subsidiaries relating to intracorporeal and "on-line" extracorporeal therapies or any autologous treatment and Life Technologies assumed certain liabilities of BioSphere.


ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (b) Pro Forma Financial Information

               The following unaudited pro forma consolidated financial statements are attached as Exhibit 99.3 to this Report and incorporated herein by reference:

                     (i) Unaudited pro forma consolidated balance sheet as of March 31, 1999
                     (ii) Unaudited pro forma consolidated statement of operations for the three months ended March 31, 1999
                     (iii) Unaudited pro forma consolidated statement of
                           operations for the year ended December 31, 1998

               (c)      Exhibits

                        See Exhibit Index attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





July 31, 1999                                BIOSPHERE MEDICAL, INC.



                                             /S/ Philip V. Holberton
                                             -------------------------------
                                                 Philip V. Holberton
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

NUMBER              DESCRIPTION
(2.1)*              Asset Purchase Agreement between BioSphere Medical, Inc.
                    (f/k/a BioSepra Inc.), a Delaware corporation, and Life
                    Technologies, Inc., a Delaware corporation, dated May 17,
                    1999.
(2.2)**             Cross License Agreement between BioSphere Medical, Inc.
                    (f/k/a BioSepra Inc.), a Delaware corporation, and Life
                    Technologies, Inc., a Delaware corporation, dated May 17,
                    1999.
(2.3)               Supply Agreement between BioSphere Medical, Inc. (f/k/a
                    BioSepra Inc.), a Delaware corporation, and BioSepra S.A., a
                    French societe anonyme, and a wholly owned subsidiary of Life Technologies, Inc., a Delaware corporation, dated May
                    17, 1999.

(99.1)***           Press release dated May 17, 1999
(99.2)***           Press release dated May 18, 1999
(99.3)               (i)   Unaudited consolidated pro forma balance sheet as of
                           March 31, 1999
                     (ii)  Unaudited consolidated statement of operations for
                           the three months ended March 31, 1999
                     (iii) Unaudited consolidated statement of operations for
                           the year ended December 31, 1998






------------------------------------
* Incorporated by reference to the Current Report on Form 8K filed with the Securities and Exchange Commission on April 29, 1999.

** Confidential treatment requested as to certain portions

*** Previously filed